SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 18, 2000


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                    1-12875                     54-1589139
        (State of                 (Commission                  (IRS Employer
      incorporation)               File Number)              Identification No.)


     306 EAST MAIN STREET                                            23219
      RICHMOND, VIRGINIA                                           (Zip Code)
    (Address of principal
      executive offices)


               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

Item 5.       Other Events

Item 5.       Other Events

              Cornerstone Realty Income Trust, Inc. has prepared and files herewith the accompanying Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 1998 and for the Nine Months Ended September 30, 1999.

Cornerstone  Realty Income Trust,  Inc.

Unaudited Pro Forma Condensed  Combined Statements of Operations

For the Year Ended  December 31, 1998 and For the Nine Months
Ended September 30, 1999

Basis of Presentation

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999, are presented as if the merger with Apple Residential Income Trust, Inc., ("Apple"), 6 property acquisitions by Cornerstone during 1998, and 16 and 3 property acquisitions made by Apple in 1998 and 1999, respectively, were made at the beginning of each period presented. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the periods presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the periods presented if the transactions described above had occurred at the beginning of the periods presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.

CORNERSTONE REALTY INCOME TRUST, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998


                                                                                         1998
                                                                       1998           Cornerstone
                                                     Cornerstone    Cornerstone       Acquisition      Cornerstone       Apple
                                                     Historical   (A) Acquisitions    Adjustments       Pro Forma      Historical
                                                 -----------------------------------------------------------------------------------
Revenue:
   Rental income                                 $  88,752,254    $   4,281,696       $       --       $  93,033,950   $ 30,764,904
   Other income                                      4,885,694               --               --           4,885,694             --

Expenses:
   Property and maintenance                         24,641,642        1,809,238               --          26,450,880      8,819,809
   Taxes and insurance                               6,986,245          281,848               --           7,268,093      4,453,177
   Property management                               2,169,552               --               --           2,169,552             --
   Property management fee                                  --               --               --                  --      1,685,713
   General and administrative                        1,681,810               --               --           1,681,810        799,732


   Amortization expense and other depreciation          47,703               --               --              47,703         38,758
   Depreciation of rental property                  20,741,130               --          873,029 (B)      21,614,159      5,788,476
   Other                                             1,968,591               --               --           1,968,591             --
                                                            --               --               --                  --             --
                                                            --               --               --                  --             --
                                                 -----------------------------------------------------------------------------------
Total expenses                                      58,236,673        2,091,086          873,029          61,200,788     21,585,665
                                                 -----------------------------------------------------------------------------------
Income before interest income (expense) and
   minority interest in operating partnership       35,401,275        2,190,609         (873,029)         36,718,855      9,179,239

Interest and investment income                         411,957               --               --             411,957      1,638,544


Interest expense                                   (12,587,897)              --       (1,526,024)(C)     (14,113,921)      (737,875)
                                                 -----------------------------------------------------------------------------------
Income before minority interest in operating
   partnership                                      23,225,335        2,190,609       (2,399,052)         23,016,892     10,079,908

Minority interest of unitholders in operating
   partnership                                         (14,693)              --               --             (14,693)            --
                                                 -----------------------------------------------------------------------------------
Net income                                          23,210,642        2,190,609       (2,399,052)         23,002,199     10,079,908

Distributions to preferred shareholders                     --               --               --                  --             --
                                                 -----------------------------------------------------------------------------------
Net income available to common shareholders      $  23,210,642    $   2,190,609    $  (2,399,052)      $  23,002,199  $  10,079,908
                                                 ===================================================================================
Earnings per common share:
   Basic and Diluted                             $        0.62                                         $        0.61

Weighted average common shares outstanding          37,630,546                           309,917(D)       37,940,463


                                                                     1998 and 1999                    Cornerstone       Cornerstone
                                                  1998 and 1999          Apple                          Apple             Apple
                                                      Apple           Acquisition      Apple            Merger          Pro Forma
                                                 (E) Acquisitions     Adjustments    Pro Forma        Adjustments        Combined
                                                 -----------------------------------------------------------------------------------

Revenue:
   Rental income                                 $  16,614,950              --     $  47,379,854                --     $140,413,804
   Other income                                             --              --                --       $(4,885,694)(J)           --

Expenses:
   Property and maintenance                          5,637,999              --        14,457,808                  --     40,908,688
   Taxes and insurance                               2,254,428              --         6,707,605                  --     13,975,698
   Property management                                      --              --                --             747,529 (K)  2,917,081
   Property management fee                                  --   $     906,790 (F)     2,592,503          (2,592,503)(J)         --
   General and administrative                               --         190,676 (G)       990,408            (716,474)(J)  1,955,744

                                                                                                            (250,000)(L)

   Amortization expense and other depreciation              --              --            38,758             (38,758)(M)     47,703
   Depreciation of rental property                          --       2,993,004 (B)     8,781,480             647,945 (N) 31,043,584
   Other                                                    --              --                --          (1,054,470)(O)    128,559
                                                            --              --                --            (747,529)(K)
                                                            --              --                --             (38,033)(P)
                                                 -----------------------------------------------------------------------------------
Total expenses                                       7,892,426       4,090,470        33,568,561          (4,042,293)    90,977,056
                                                 -----------------------------------------------------------------------------------
Income before interest income (expense) and
   minority interest in operating partnership        8,722,524      (4,090,470)       13,811,293            (843,401)    49,686,747

Interest and investment income                              --      (1,323,544)(H)       315,000            (340,483)(Q)     71,474

                                                                                                            (315,000)(R)

Interest expense                                            --      (1,302,208)(I)    (2,040,083)                 --    (16,154,004)
                                                 -----------------------------------------------------------------------------------
Income before minority interest in operating
   partnership                                       8,722,524      (6,716,222)       12,086,210          (1,498,884)    33,604,218

Minority interest of unitholders in operating
   partnership                                              --              --                --                  --        (14,693)
                                                 -----------------------------------------------------------------------------------
Net income                                           8,722,524      (6,716,222)       12,086,210          (1,498,884)    33,589,525

Distributions to preferred shareholders                     --                                           (24,965,260)(S)(24,965,260)

Net income available to common shareholders      $   8,722,524   $  (6,716,222)    $  12,086,210       $ (26,464,144)    $8,624,264
                                                 ===================================================================================
Earnings per common share:
   Basic and Diluted                                                                                                     $     0.23

Weighted average common shares outstanding                                                                               37,940,463

See accompanying notes
------------------------------------------------------------------------------------------------------------------------------------


                                       5

CORNERSTONE REALTY INCOME TRUST, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 1999


                                                                                          1998 and
                                                                                            1999
                                                   Cornerstone         Apple                Apple
                                                   Historical        Historical      (E) Acquisitions
                                                -------------------------------------------------------

REVENUE:
   Rental income                                $  82,309,910    $  26,409,134    $     876,591
   Other income                                     3,954,604               --               --

EXPENSES:

   Property and maintenance                        22,495,898        9,373,808          244,487
   Taxes and insurance                              7,291,159        4,584,549          152,424
   Property management                              1,722,673               --               --
   Property management fee                                 --        1,456,993               --
   General and administrative                       2,667,834       20,969,949               --

   Amortization expense                                55,657          126,544               --
   Other depreciation                                  17,228               --               --
   Depreciation of rental property                 19,851,494        5,893,349               --
   Other                                              752,414               --               --
                                                 --------------------------------------------------
Total expenses                                     54,854,357       42,405,192          396,911
                                                 --------------------------------------------------
Income before interest income (expense) and
   minority interest in operating partnership      31,410,157      (15,996,058)         479,680

Interest and investment income                        323,203          872,595               --

Interest expense                                  (10,876,360)      (1,135,416)              --
                                                 --------------------------------------------------
Income before minority interest in operating
   partnership                                     20,857,000      (16,258,879)         479,680

Minority interest of unitholders in operating
   partnership                                        (73,907)              --               --
                                                 --------------------------------------------------
Net income                                         20,783,093      (16,258,879)         479,680

Distributions to preferred shareholders            (4,923,280)              --               --

Net income available to common shareholders     $  15,859,813    $ (16,258,879)   $     479,680
                                                ==================================================
Earnings per common share:
   Basic and Diluted                            $        0.40

Weighted average common shares outstanding         39,304,761

                                                  1998 and                                Cornerstone        Cornerstone
                                                    1999                                     Apple             Apple
                                                   Apple               Apple                 Merger           Pro Forma
                                                Adjustments          Pro Forma             Adjustments        Combined
                                               --------------------------------------------------------------------------------

REVENUE:
   Rental income                                $          --       $  27,285,725                  --       $ 109,595,635
   Other income                                            --                  --          (3,954,604)(J)              --

EXPENSES:

   Property and maintenance                                --           9,618,295                  --          32,114,193
   Taxes and insurance                                     --           4,736,973                  --          12,028,132
   Property management                                     --                  --             370,821 (K)       2,093,494
   Property management fee                         46,830 (F)           1,503,823          (1,503,823)(J)              --
   General and administrative                      13,410 (G)          20,983,359            (436,036)(J)       1,617,466
                                                                                             (138,356)(L)
                                                                                          (13,266,400)(T)
                                                                                           (1,500,000)(T)
                                                                                           (5,435,475)(T)
                                                                                           (1,257,460)(T)
   Amortization expense                                    --             126,544            (126,544)(M)          55,657
   Other depreciation                                      --                  --                                  17,228
   Depreciation of rental property                195,583 (B)           6,088,932             377,968 (N)      26,318,394
   Other                                                   --                                (241,438)(O)          71,201
                                                                                              (68,954)(P)
                                                                                             (370,821)(K)
                                                 ---------------------------------------------------------------------------
Total expenses                                        255,823          43,057,926         (23,596,518)         74,315,766
Income before interest income (expense) and
   minority interest in operating partnership        (255,823)        (15,772,201)         19,641,914          35,279,869
Interest and investment income                       (268,206)(H)         604,389            (194,580)(Q)         496,762
                                                                                             (236,250)(R)
Interest expense                                      (37,907)(I)      (1,173,323)                 --         (12,049,683)
                                                 ---------------------------------------------------------------------------
Income before minority interest in operating
   partnership                                       (561,936)        (16,341,135)         19,211,084          23,726,949
Minority interest of unitholders in operating
   partnership                                             --                  --                  --             (73,907)
                                                 ---------------------------------------------------------------------------
Net income                                           (561,936)        (16,341,135)         19,211,084          23,653,042
Distributions to preferred shareholders                    --                  --         (17,278,604)(S)     (22,201,884)
                                                 ---------------------------------------------------------------------------
Net income available to common shareholders     $    (561,936)      $ (16,341,135)      $   1,932,481       $   1,451,158
                                                 ===========================================================================
Earnings per common share:
   Basic and Diluted                                                                                        $        0.04

Weighted average common shares outstanding                                                                     39,304,761

See accompanying notes.
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO UNAUDITED PRO FORMA  STATEMENT OF OPERATIONS  FOR THE NINE MONTH PERIOD
  ENDED SEPTEMBER 30, 1999 AND YEAR ENDED DECEMBER 31, 1999

(A) Represents the income and expenses of the six properties acquired by Cornerstone for a total purchase price of approximately $64 million for the respective periods in 1998 prior to acquisition.

(B) Represents the depreciation expense of the properties acquired by Cornerstone and Apple based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the companies. The weighted average life of the property depreciated was 27.5 years.

(C) Represents the interest expense for 5 of the 6 properties purchased using Cornerstone's line of credit for the period in which the properties were not owned. Interest was computed under Cornerstone's line of credit at the time of the respective acquisitions (interest rates range from 6.6%- 7%),

(D) Represents additional common shares used to purchase property at a cost of $8.1 million.

(E) Represents the income and expenses of the 16 properties acquired in 1998 and 3 in 1999 by Apple for a total purchase price of approximately $161 million for the respective periods in 1998 prior to acqusition.

(F) Represents property management fees based on 5% of rental income and processing costs equal to $2.50 per apartment per month charged by Cornerstone for management of the properties for the period not owned by Apple.

(G) Represents advisory fees of .25% of accumulated capital contributions invested in properties under the "best efforts" offering for the period of time the properties were not owned by Apple.

(H) Represents reduction of interest income recorded by Apple assuming $27 million of cash which was used to purchase properties at an interest rate of 5%.

(I) Represents expense for mortgage interest for 5 of the 1998 property acquisitions and 1 of the 1999 property acquisitions of Apple for the period in which the properties were not owned. Interest was computed based on market interest rates of 6.5% on the mortgage debt of $31.2 million that was assumed at acquisition.

(J) Represents the elimination of property management and advisory fees Cornerstone received for services provided to Apple as follows:


                                                                       12/31/1998           9-30-99
                                                                 -------------------------------------------

Fee income earned by Cornerstone                                      $ 4,885,694         $ 3,954,604
Property management fee incurred by Apple                             $ 2,592,503         $ 1,503,823
Advisory fee incurred by Apple                                        $   716,474         $   436,036
Contract Modification payment                                         $        --         $ 1,500,000



  The balance represents broker fee income capitalized by Apple as investment in rental property and the effects of other pro forma fees.

(K) Represents Cornerstone's expenses incurred related to providing property management services to Apple. The expenses have been reclassified from other property management.

(L) Reduction of Apple expenses to operate as a public company eliminated as result of the merger.

(M) Represents the elimination of the amortization of Apple's organization cost that would be written off as a result of the merger.

(N) Represents additional depreciation expense on the increased fair market value of Apple's depreciable real estate using a weighted average life of 27.5 years.

(O) Represents the elimination of Cornerstone's amortization of the acquired Apple brokerage contract.

(P) Represents other expenses incurred by Cornerstone to provide services to Apple which will be eliminated as result of the merger.

(Q) Represents the elimination of Cornerstone investment income previously recognized on Apple common shares owned by Cornerstone.

(R) Represents a reduction to interest income resulting from the use of cash for the payment of transaction costs as a result of the merger at an interest rate of 5%.

(S) Represents distributions on Series A Convertible Preferred Shares including imputed distributions on the increasing rate preferred stock as follows:


                                                                                 12-31-99            9-30-99

Apple historical weighted average shares o\s at end of
respective period                                                               19,910,408         30,495,186
Pro forma Apple common shares added for acq. made
with proceeds from the sale of common stock for the
period not owned by the respective period                                        5,595,439                 --
Less:  Dissenters shares                                                           (12,362)           (12,362)
Less:  Apple shares owned by Cornerstone                                          (417,778)          (417,778)
                                                                             ---------------------------------
Adjusted pro forma Apple common shares prior to
conversion                                                                      25,075,707         30,065,046
Conversion ratio (1)                                                                  0.40               0.40
                                                                             ---------------------------------
Cornerstone Series A Convertible Preferred Shares issued for
adjusted pro forma Apple common shares                                          10,030,283         12,026,018
Add: Preferred shares issued for Apple Class B Convertible
Shares (2)                                                                         640,000            640,000
                                                                             ---------------------------------
                                                                                10,670,283         12,666,018

Distribution rate (3)                                                         $     2.1250       $     1.5938
                                                                             ---------------------------------
Cash distribution                                                               22,674,351         20,186,467
Imputed distributions on increasing rate preferred stock (4)                     2,290,910          2,015,417
                                                                             ---------------------------------
Total distributions                                                           $ 24,965,260       $ 22,201,884
                                                                             =================================


              (1)  Computed  based on the exchange  ratio under the terms of the merger of 2.5 Apple common  shares  converting to 1 share of Cornerstone Series A Convertible Preferred Shares.
              (2)  The conversion of the Apple Class B Convertible Shares into Cornerstone Series A Convertible Preferred Shares.
              (3)  Equals  stated  distribution  rate for each  share of  Cornerstone  preferred  stock for the first year after the merger.
              (4)  Imputed  dividends  calculated  as the present value of the  difference  between the  perpetual  preferred  stock distribution and the stated distribution rate.


(T) Represents the elimination of Apple merger expenses (stock conversion of the Class B, contract modification payment, and merger costs).

              Stock conversion of Class B                     $ 13,266,400
              Contract modification payment                   $  1,500,000
              Merger costs                                    $  5,435,475
              Bonuses                                         $  1,257,460

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Cornerstone Realty Income Trust, Inc.


Date:  January 18, 2000          By:  /s/  Stanley J. Olander, Jr.
                                           -------------------------------------
                                           Stanley J. Olander, Jr.,
                                           Chief Financial Officer
                                           Cornerstone Realty Income Trust, Inc.